EXHIBIT 23(b)

                  CONSENT OF INDEPENDENT CERTIFIED ACCOUNTANTS

The Board of Directors Pfizer Inc.:

      We consent to the use of our audit report dated February 26, 1998 on the consolidated financial statements of Pfizer Inc. and subsidiary companies as of December 31, 1997, 1996 and 1995, and for each of the years then ended, incorporated in the Registration Statement on Form S-8 by reference.


                                            /s/ KPMG PEAT MARWICK LLP
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                                                KPMG PEAT MARWICK LLP

New York, New York
April 23, 1998